UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 11, 2016

WAVE SYSTEMS CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-24752	13-3477246
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Delaware Avenue, Suite 1100, Wilmington, Delaware 19801

(Address of administrative offices) (Zip Code)

Registrant’s telephone number, including area code (413) 243-1600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously reported in a Current Report on Form 8-K filed by Wave Systems Corp. (the “Company”), on February 1, 2016, the Company commenced a bankruptcy case (the “Chapter 7 Case”) by filing a voluntary petition for relief under the provisions of Chapter 7 of Title 11 of the United States Code, 11 U.S.C. §§ 101 et seq. (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Company’s caption and case number is In re: Wave Systems Corp., Case No. 16-10284 (KJC). David W. Carickhoff was appointed as Chapter 7 trustee (in such capacity, the “Chapter 7 Trustee”).

On April 11, 2016, pursuant to a Bankruptcy Court approved process, the Chapter 7 Trustee conducted a live auction (the “Auction”) for the sale of certain of the Company’s assets and/or for the right to be the sponsor of a plan of reorganization for the Company. Chime, Inc. (“Chime”) was the successful bidder for the Company’s wave.com domain name and, on April 14, 2016, the Bankruptcy Court entered an Order approving the sale of the Company’s domain name to Chime free and clear of all liens, claims and encumbrances for a purchase price of $420,000. The sale to Chime closed on April 29, 2016.

The foregoing description of the sale of the Company’s wave.com domain name to Chime does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement attached as Exhibit 2.1 and incorporated herein by reference.

Conversion to Chapter 11 and Post-Petition Financing

At the Auction, ESW Capital LLC (“ESW”) submitted a bid to provide capital for a restructuring of the Company, to be effectuated in the form of a confirmed Chapter 11 plan of reorganization to be sponsored by ESW for 100% of the equity of the reorganized Company as set forth below (the “ESW Bid”). At the conclusion of the Auction, the Chapter 7 Trustee determined that the ESW Bid was the highest and best offer for the Company. On April 29, 2016, the Bankruptcy Court entered an Order approving the ESW Bid as the highest and best offer for the Company (the “ESW Bid Approval Order”). The ESW Bid contemplates a Chapter 11 plan process pursuant to which ESW would make available for distribution under a plan of reorganization: (i) $3,800,000 (which amount the Chapter 11 Trustee (as defined below) currently has on deposit); and (ii) an additional $3,075,000 payable on the plan effective date (together the “Cash Consideration”). In addition, in connection with the ESW Bid, ESW, in its capacity as post-petition lender, agreed, subject to Bankruptcy Court approval, to provide up to $3,000,000 in post-petition financing (the “ESW Post-Petition Facility”) to cover operating and administrative expenses associated with preserving the Company’s operations and running a Chapter 11 process through a plan effective date. Pursuant to the ESW Bid, ESW, in its capacity as post-petition lender, has the right to convert a portion of amounts loaned under the ESW Post-Petition Facility into equity of the reorganized Company pursuant to the Subscription Option (as defined in the Plan, defined below). If the Plan of Reorganization is confirmed, then upon the occurrence of the effective date of the Plan, it is contemplated that on account of its contribution of the Cash Consideration and its exercise of the Subscription Option, ESW will own 100% of the equity of the reorganized Company, including substantially all of the assets of the Company with the exception of certain excluded assets specified therein. The Plan provides the Plan sponsor the right to modify the Subscription Option, provided that (i) no such modification shall adversely impact the Plan treatment of other creditors and (ii) such modification is approved by the post-petition lender.

The foregoing description of the ESW Bid Approval Order does not purport to be complete and is qualified in its entirety by reference to the ESW Bid Approval Order attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Bankruptcy Court entered an order (the “Conversion Approval Order”) on May 16, 2016 converting the Chapter 7 Case to a case under the provisions of Chapter 11 of Title 11 of the Bankruptcy Code (the “Chapter 11 Case”), and appointing a Chapter 11 Trustee in the Chapter 11 Case. On May 20, 2016, the Office of the United States Trustee appointed the Chapter 7 Trustee as the Chapter 11 Trustee (in such capacity, the “Chapter 11 Trustee”). The Bankruptcy Court entered an interim order on May 25, 2016 (the “Interim Financing Order”) authorizing the Chapter 11 Trustee to, among other things, borrow, on an interim basis, up to $1,000,000 under the ESW Post-Petition Facility. On June 13, 2016, the Bankruptcy Court entered a final order (the “Final Financing Order”) pursuant to which it approved the ESW Post-Petition Facility and authorized the Chapter 11 Trustee to enter into and draw upon the remainder of the ESW Post-Petition Facility on a final basis. The Conversion Approval Order is attached as Exhibit 99.2 and is incorporated herein by reference.

The ESW Post-Petition Facility is evidenced by a senior secured superpriority promissory note (the “Post-Petition Note”) that is governed by the Final Financing Order.

Maturity Date

Pursuant to the terms of the ESW Bid and the Final Financing Order, the Company has no obligation to satisfy or repay amounts drawn upon the ESW Post-Petition Facility unless one of following specific events of default occur: (1) the Chapter 11 Trustee files a plan of reorganization which is inconsistent with the ESW Bid, (2) the Chapter 11 Trustee files a motion to obtain financing from someone other than ESW, or (3) the Bankruptcy Court confirms a competing plan to the plan of reorganization contemplated under the ESW Bid or approves a transaction for the sale or disposition of the Company’s assets other than to ESW.

Interest and Security

Interest on the Post-Petition Note accrues at a rate of 9.0% per annum. The Company’s obligations are secured by a first priority security interest in substantially all of the assets of the Company. Upon the occurrence of an event of default, the interest rate on the Post-Petition Note increases to 11.0% per annum.

Other Terms and Conditions

The Post-Petition Note contains certain covenants, including, without limitation, those related to the incurrence of additional debt or liens, the sale or transfer of Company property, compliance with the approved budget, and certain bankruptcy-related covenants, in each case as set forth in the Post-Petition Note.

The foregoing description of the ESW Post-Petition Facility does not purport to be complete and is qualified in its entirety by reference to the Post-Petition Note, the Interim Financing Order and the Final Financing Order attached as Exhibits 10.1, 99.3 and 99.4, respectively, and incorporated herein by reference.

Item 1.03	Bankruptcy or Receivership.

The information set forth in Item 1.01 regarding conversion of the Chapter 7 Case to the Chapter 11 Case and appointment of the Chapter 11 Trustee is hereby incorporated by reference.

On June 17, 2016, the Chapter 11 Trustee filed a proposed Plan of Reorganization of Wave Systems Corp. (as amended, the “Plan” or “Plan of Reorganization”) and disclosure statement (as amended, the

“Disclosure Statement”) with the Bankruptcy Court. An amended Disclosure Statement was filed on July 18, 2016. An amended Plan was filed on July 19, 2016. The Plan, prepared in accordance with the ESW Bid, provides for, on the effective date of the Plan (the “Effective Date”), among other things, (1) the reorganization of the Company by retiring, cancelling, extinguishing and/or discharging the Company’s prepetition equity interests and issuing (A) up to 600 shares equal to 60% of the new equity in the reorganized Company (the “Reorganized Company”) to ESW, in its capacity as post-petition lender, in exchange of amounts loaned under the Post-Petition Note via the Subscription Option , and (B) the remaining new equity to ESW, in its capacity as Plan sponsor, in exchange for the cash payments set forth in the paragraph below; and (2) the distribution of cash and rights to certain litigation recoveries to the holders of allowed claims and, potentially, equity interests in accordance with the priority scheme established by the Bankruptcy Code.

The Reorganized Company will continue in operation after the Effective Date. On the Effective Date, all the previously outstanding common stock of the Company and all rights to convert, exchange or receive Company common stock would be deemed automatically cancelled, released and extinguished, and all rights of ownership evidenced by the common stock terminated, and the Company’s pre-reorganization stockholders would not be entitled to receive or retain any cash, securities or other property on account of their cancelled, released, extinguished, and terminated common shares and rights, unless amounts remain in the bankruptcy estate following satisfaction of all allowed claims of the Company’s creditors.

The Plan is subject to satisfaction of numerous conditions, including receipt of requisite acceptances to confirm the Plan and entry of a confirmation order by the Bankruptcy Court in form and substance acceptable to ESW in its reasonable discretion.

The foregoing description of the Plan of Reorganization does not purport to be complete and is qualified in its entirety by reference to the initial Plan of Reorganization and the amended Plan of Reorganization, and the initial Disclosure Statement and amended Disclosure Statement, attached hereto as Exhibits 10.2, 10.3, 10.4 and 10.5 respectively, and incorporated herein by reference.

On July 19, 2016, the Bankruptcy Court entered an order (the “Disclosure Statement Approval Order”) approving the amended Disclosure Statement and determining the dates, deadlines, solicitation procedures and forms applicable to the Plan approval process.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 regarding the closing of the sale of the wave.com domain name to Chime is hereby incorporated by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 regarding the ESW Post-Petition Facility is hereby incorporated by reference.

Item 8.01	Other Events.

For access to the Bankruptcy Court documents and other general information about the Chapter 11 Case (In re: Wave Systems Corp., Case No. 16-10284), please visit http://www.upshotservices.com/wavesystems. Information contained on or that can be accessed through such website is not part of this Current Report on Form 8-K.

Modified SEC Reporting

During the pendency of the Chapter 11 Case, the Company will adopt a modified reporting program with respect to its reporting obligations under the federal securities laws. In lieu of continuing to file Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K under Section 15(d) of the Securities Exchange Act of 1934, the Company will file with the SEC a Current Report on Form 8-K that will have attached to it the monthly financial report required by the Bankruptcy Court. Such bankruptcy filings are generally made on or about the 25th day of each month covering the prior month’s operations. The Company will continue to file Current Reports on Form 8-K as is required by the federal securities laws. The Company believes this modified reporting program is consistent with the protection of its investors as set forth in SEC Release No. 34-9660 (June 30, 1972).

Procedures for Trading in Equity Securities

On May 20, 2016, the Bankruptcy Court entered an order (the “Trading Procedures Order”) approving a motion previously filed by the Chapter 11 Trustee that established notice and hearing procedures that must be satisfied before certain transfers of the Company’s common stock or any beneficial interest therein will be deemed effective. The purpose of these procedures is to preserve certain tax attributes of the Company, which the Chapter 11 Trustee has concluded are valuable assets of the Company. The procedures would, among other things, require any person or entity that is a “Substantial Shareholder” (as such term is defined in the Trading Procedures Order) to provide advance written notice of certain transactions in the Company’s securities to the Bankruptcy Court and would grant the Chapter 11 Trustee the right to object to any such transaction. A copy of the Trading Procedures Order is attached as Exhibit 99.5 and is incorporated herein by reference.

Monthly Operating Reports

On June 29, 2016, the Chapter 11 Trustee filed the Company’s unaudited and unreviewed initial monthly operating report (the “Initial Monthly Report”) with the Bankruptcy Court. A copy of the Initial Monthly Report is attached hereto as Exhibit 99.6 and incorporated herein by reference. On July 20, 2016, the Chapter 11 Trustee filed the Company’s unaudited and unreviewed monthly operating report for the period of May 16, 2016 through June 30, 2016 (the “May Monthly Report” and collectively with the Initial Monthly Report, the “Monthly Reports”) with the Bankruptcy Court. A copy of the May Monthly Report is attached hereto as Exhibit 99.7 and incorporated herein by reference.

The Company cautions stockholders not to place undue reliance upon the information contained in the Monthly Reports. Information in the Monthly Reports reflects only information related to the Company. The Monthly Reports contain financial statements and other financial information that have not been audited or reviewed by independent accountants and may be subject to further review and potential adjustment. The Monthly Reports are in a format prescribed by applicable bankruptcy guidelines, were prepared solely for the purpose of complying with the monthly reporting requirements in the Company’s bankruptcy, and contain information that is less comprehensive than, and for periods that are shorter or different from those, required in periodic reports filed with the SEC under the Securities Exchange Act of 1934, as amended. The information set forth in the Monthly Reports should not be viewed as representative of the Company’s expected operating results for future periods.

Cautionary Note Regarding the Chapter 11 Case

The Company’s stockholders are cautioned that trading in shares of the Company’s common stock during the pendency of the Company’s bankruptcy is highly speculative and poses substantial risks. Under the Plan of Reorganization, shares of Company common stock outstanding on the Effective Date will automatically be cancelled, released and extinguished, all rights of ownership evidenced by the common stock will automatically be terminated, and the Company’s stockholders will not be entitled to receive or retain any cash, securities or other property on account of their cancelled, extinguished, and terminated common shares, unless amounts remain in the bankruptcy estate following satisfaction of all allowed claims of the Company’s creditors. As a result, the Company expects that its currently outstanding common stock may have little to no value. On February 23, 2016, prior to the Chapter 11 Case, shares of the Company’s common stock were delisted from the NASDAQ. The Company’s common stock continues to be quoted on the “Limited Information” tier of the OTC Pink marketplace operated by OTC Markets, Inc. The Company was also listed on the Stuttgart Exchange, but upon information and belief, not being traded. Trading prices of the Company’s common stock may bear little or no relation to actual value. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock. Among other things, the consummation of the Plan and occurrence of the Effective Date is subject to the satisfaction of numerous conditions, including confirmation of the Plan and entry by the Bankruptcy Court of a confirmation order in form and substance acceptable to the plan sponsor in its reasonable discretion. The Company’s stockholders are cautioned that the foregoing discussion does not enumerate or contain all of the terms, provisions and conditions contained in the Plan, and is subject to, and qualified in its entirety by, the full text of the Plan and the Disclosure Statement.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements regarding future events and the Company’s future operations. These forward-looking statements are based on current expectations, estimates and projections about the business of the Company, including, but not limited to, expectations regarding the Plan of Reorganization and the Chapter 11 Case. These statements are based upon the Chapter 11 Trustee’s current belief and certain assumptions made by the Chapter 11 Trustee. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by such forward-looking statements, including, but not limited to, the actions and decisions of the Company’s creditors and other third parties with interests in the Chapter 11 Case; the Company’s ability to maintain liquidity to fund its operations during the Chapter 11 Case; the Company’s ability to obtain Bankruptcy Court approvals in connection with the Chapter 11 Case, including approvals relating to the proposed Plan of Reorganization; the Company’s ability to effectuate any transactions approved by the Bankruptcy Court and the time for consummation of such transactions; and the timing and amount of any distributions to Company creditors and other stakeholders. Stockholders are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or otherwise.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

No.	Description

2.1	Asset Purchase Agreement by and between Wave Systems Corp. and Chime, Inc., dated April 4, 2016

10.1	Senior Secured Super-Priority Promissory Note, dated June 13, 2016

10.2	Plan of Reorganization of Wave Systems Corp., dated June 17, 2016

10.3	Revised Plan of Reorganization, dated July 19, 2016

10.4	Disclosure Statement for the Plan of Reorganization of Wave Systems Corp.

10.5	Amended Disclosure Statement for the Plan of Reorganization of Wave Systems Corp.

99.1	Order Authorizing ESW Bid

99.2	Order Converting Chapter 7 Case to Chapter 11 and Appointing Chapter 11 Trustee

99.3	Interim Order Authorizing Chapter 11 Trustee to Obtain Post-Petition Secured Financing

99.4	Final Order Authorizing Chapter 11 Trustee to Obtain Post-Petition Secured Financing

99.5	Order Establishing Notification and Hearing Procedures for Trading in Equity Securities

99.6	Initial Monthly Operating Report

99.7	Monthly Operating Report for the Period beginning May 16, 2016 and ending June 30, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVE SYSTEMS CORP.
(Registrant)

Date: August 16, 2016	By:	/s/ David W. Carickhoff
David W. Carickhoff, Chapter 11 Trustee